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                                                                      EXHIBIT 25


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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM T-1


                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE


        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) ___


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                     YASUDA BANK AND TRUST COMPANY (U.S.A)
              (Exact name of trustee as specified in its charter)


                New York                                 13-3410433
     (Jurisdiction of incorporation                   (I.R.S. Employer
      if not a U.S. national bank)                   Identification No.)


      666 Fifth Avenue, Suite 802                           10103
           New York, New York                            (Zip code)
(Address of principal executive offices)


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                                COMDISCO, INC.
              (Exact name of obligor as specified in its charter)


                Delaware                                 36-2687938
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)


          6111 North River Road                             60018
           Rosemont, Illinois                            (Zip code)
 (Address of principal executive offices)


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                                Debt Securities
                      (Title of the indenture securities)



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Item 1.        General Information

               Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                       Federal Reserve Bank of New York (2nd District) New York, New York
                       Federal Deposit Insurance Corporation,
                       Washington, D.C.
                       New York Banking Department, Albany, New York.

     (b)  Whether it is authorized to exercise corporate trust powers.

                       Yes.

Item 2.        Affiliations with the Obligor.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

                       None.

Item 16.       List of Exhibits

               Exhibit 1 --   Copy of an Organization Certificate of the trustee
                              as now in effect. Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement,
                              Registration, # 33-43683.


               Exhibit 2 --   Copy of a certificate of authority of the trustee
                              to commence business. Incorporated herein by reference to Exhibit 2 filed with Form T-1
                              Statement, Registration # 33-43683.

               Exhibit 3 --   The authorization of the trustee to exercise
                              corporate trust powers is included in Exhibit 2
                              incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration
                              # 33-43683

               Exhibit 4 --   Copy of existing by-laws of the trustee.
                              Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration
                              # 33-43683.

               Exhibit 5 --   Not Applicable.

               Exhibit 6 --   The consent of the trustee required by Section
                              321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.
                              Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration
                              # 33-43683.

               Exhibit 7 --   A copy of the Consolidated Financial Statements of
                              Yasuda Bank and Trust Company (U.S.A.)

               Exhibit 8 --   Not Applicable.

               Exhibit 9 --   Not Applicable.
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Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee,
Yasuda Bank and Trust Company (U.S.A.), a New York trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 21st day of September 1995.

                                  YASUDA BANK AND TRUST COMPANY (U.S.A.)

                              By: /s/ Anthony A. Bocchino
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                                  Anthony A. Bocchino
                                  Vice President